                  AMENDMENT NO. 3 TO NOTE PURCHASE AGREEMENTS


      THIS AMENDMENT NO. 3 TO NOTE PURCHASE AGREEMENTS (this "Amendment"), by and among Western Gas Resources, Inc., a Delaware corporation, each of the Guarantors listed on Attachment 1 attached hereto and incorporated herein by reference and each of the Note Holders listed on Attachment 1 attached hereto and incorporated herein by reference, dated as of March 22, 1995.

                              W I T N E S S E T H:
                              -------------------


      WHEREAS, prior hereto, the Company and the Guarantors have entered into those certain Note Purchase Agreements dated as of April 30, 1993, as amended, with each of the Purchasers named therein (as amended, the "Note Purchase Agreements"), pursuant to which the Company sold its 7.65% Senior Notes due April 30, 2003 to the Purchasers;

      WHEREAS, the Company and the Guarantors have requested that Section 7.15 of the Note Purchase Agreements be amended; and

      WHEREAS, the Required Holders (as that term is defined in the Note Purchase Agreements) have agreed to amend the Note Purchase Agreements, as set forth herein.


      NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein, the parties hereto agree as follows:


      Section 1.  Defined Terms.  Unless otherwise defined herein, the terms
                  -------------
used herein shall be as defined in the Note Purchase Agreements.

      Section 2.  Amendment Relating to Securitization of Receivables.
                  ---------------------------------------------------
Section 7.15 of each Note Purchase Agreement is hereby deleted in its entirety and replaced, in lieu thereof, with the following:

"Notwithstanding anything contained in this Note Purchase Agreement to the contrary, the Company shall be permitted to grant a security interest in the accounts receivable of the Company and the Subsidiaries in connection with a Permitted Securitization Program, provided, however, that the Company and the Subsidiaries may not have more than one Permitted Securitization Program outstanding at any time.

      The term Permitted Securitization Program means a transaction or series of
               --------------------------------
      transactions pursuant to which:

          (a) The Company and the Subsidiaries sell, transfer or otherwise dispose of, at not less than face value, on a revolving basis, an undivided interest in a pool of the Company's and the Subsidiaries' accounts receivable to a special purpose entity, in an amount not to exceed, at any time Seventy-Five Million Dollars ($75,000,000), plus ten percent (10%) of the amount sold or transferred at such time for the purpose of providing the purchaser with over-collateralization; and

          (b) The Company and the Subsidiaries grant a security interest (the "Security Interest") in all or a portion of their accounts receivable (the "Pledged Accounts Receivable") to a special purpose entity (the "Special Purpose Entity") for the purpose of providing the Special Purpose Entity with a basis of recourse for its investment in the Pledged Accounts Receivable (the "Receivables Investment"), provided that:

              (i) The maximum recourse to the Pledged Accounts Receivable shall be equal to the purchase price of the Receivables Investment plus ten percent (10%), in an aggregate amount not to exceed Eighty-Two Million Five Hundred Thousand Dollars ($82,500,000) (the "Recourse Amount").

                                       29                          Exhibit 10.38

              (ii) The Security Interest shall apply to each Pledged Accounts Receivable in an amount not to exceed the proportion that the Recourse Amount bears to the face value of the Pledged Accounts Receivable.

              (iii) The Company and the Subsidiaries shall be entitled to share (with the Special Purpose Entity), on a pari passu and pro rata basis (based upon the purchaser's share described in clause (ii)), all proceeds (if any) derived from each Pledged Accounts Receivable."

      Section 3.  Effectiveness.  This Amendment shall be effective as March
                  -------------
22, 1995: provided, however,  that its effectiveness is conditioned upon: (i)
          --------  -------
the Company having entered into amendments to: (a) that certain First Restated Loan Agreement (Revolver), dated as of September 2, 1994, by and among the Company, NationsBank of Texas, N.A. ("NationsBank"), as Agent and Certain Banks, as Lenders; (b) that certain Third Restated Loan Agreement (Term), dated as of September 2, 1994, by and among the Company, NationsBank, as Agent and Certain Banks, as Lenders; and (c) that certain Amended and Restated Master Shelf between the Company and The Prudential Insurance Company of America; and (ii) such amendments containing covenants permitting a Permitted Securitization Program.


      IN WITNESS WHEREOF, the undersigned have set their hands hereto as of this March 22, 1995.

                                  WESTERN GAS RESOURCES, INC.



                                  By:___________________________________________
                                      William J. Krysiak, Vice President-Finance


                                  MGTC, INC.
                                  MIGC, INC.
                                  MOUNTAIN GAS RESOURCES, INC.
                                  WESTERN GAS RESOURCES- OKLAHOMA, INC.
                                  WESTERN GAS RESOURCES STORAGE, INC.
                                  WESTERN GAS RESOURCES-TEXAS, INC.


                                  By:___________________________________________
                                      William J. Krysiak, Vice President-Finance


                                  CONNECTICUT GENERAL LIFE INSURANCE
                                  COMPANY

                                  BY: CIGNA Investments, Inc.


                                  By:___________________________________________


                                  CONNECTICUT GENERAL LIFE INSURANCE
                                  COMPANY, on behalf of one or more separate accounts

                                  BY: CIGNA Investments, Inc.


                                  By:___________________________________________

                                  INSURANCE COMPANY OF NORTH AMERICA

                                  BY: CIGNA Investments, Inc.


                                  By:___________________________________________


                                  LIFE INSURANCE COMPANY OF NORTH AMERICA

                                  BY: CIGNA Investments, Inc.


                                  By:___________________________________________

                                ATTACHMENT 1 TO
                              AMENDMENT NO. 3 TO
                           NOTE PURCHASE AGREEMENTS
                           ------------------------



A.  THE GUARANTORS.

MGTC, Inc.

MIGC, Inc.

Mountain Gas Resources, Inc.

Western Gas Resources-Oklahoma, Inc.

Western Gas Resources Storage, Inc.

Western Gas Resources-Texas, Inc.



B.  THE NOTE HOLDERS.

Connecticut General Life Insurance Company

Connecticut General Life Insurance Company

Insurance Company of North America

Life Insurance Company of North America

The Canada Life Assurance Company

Canada Life Insurance Company of America

Canada Life Insurance Company of New York

The Franklin Life Insurance Company

Royal Maccabees Life Insurance Company